UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

REGNUM CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-222083	82-0832447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, 10th New York, NY 10016
(Address of Principal Executive Offices)

(917) 647-1498

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On August 2, 2021, the Board of Directors of Regnum Corp. (the “Company”) authorized the dismissal of Boyle CPA, LLC (“Boyle”) as the Company’s independent auditor, effective immediately. The audit reports of Boyle on the financial statements of the Company as of and for the years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph concerning the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2018 and 2019, and through Boyle’s dismissal on August 2, 2021, there were: (i) no disagreements between the Company and Boyle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Boyle, would have caused Boyle to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events of the type set forth in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K. The Company has provided Boyle a copy of this disclosure and has requested that Boyle furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Boyle agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K. and, if not, stating the respect in which it does not agree. A copy of the letter dated August 3, 2021, furnished by Boyle in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with Boyle’s departure as the Company’s independent auditor, on May 15, 2021, the Board of Directors of the Company approved the appointment of Green Growth CPAs (“Green”) as the Company’s independent auditor.

During the Company’s two most recent fiscal years ended December 31, 2019 and 2018 and through Green’s appointment on May 15, 2021, neither the Company nor anyone acting on its behalf consulted with Green with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Green did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement or any reportable events as defined and set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
16.1	Letter of Robert Boyle CPA, dated August 3, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regnum Corp.

Date: August 3, 2021	By:	/s/ Anne Kirby
	Name:	Anne Kirby
	Title:	CEO

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